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                                                                    EXHIBIT 10.1
                                                                [Conformed Copy]

                       FOURTH AMENDMENT TO LOAN DOCUMENTS

                THIS FOURTH AMENDMENT ("Amendment"), dated as of November 23, 1999, is entered into by and among Conexant Systems, Inc., (the "Company"), each of the Subsidiaries party to the Credit Agreement (as defined below) as of the date hereof (the "Borrower Subsidiaries" and together with the Company, each a "Borrower" and collectively, the "Borrowers"), the Lenders party to the Credit Agreement, the Issuing Bank (as defined in the Credit Agreement) and Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its New York branch, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent", and together with the Administrative Agent, the "Agents").

                                    RECITALS


                A. The Borrowers, Lenders, the Issuing Bank and the Agents are parties to a certain Credit Agreement dated as of December 21, 1998 (as amended prior to the date hereof, the "Credit Agreement") pursuant to which the Lenders have agreed to extend credit to the Borrower.

                B. The Company has requested that the Lenders amend certain provisions of the Credit Agreement.

                C. The parties are willing to amend and modify the Credit Agreement subject to the terms and conditions of this Amendment.

                NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement, as amended.

                2. AMENDMENT OF CREDIT AGREEMENT.

                (a) Section 2.13(c) of the Credit Agreement is amended to read in its entirety as follows:

                        "(c) Not later than the third Business Day following the
                receipt of Net Cash Proceeds in respect of any Restricted Indebtedness, which, when added to the Net Cash Proceeds of all Restricted Indebtedness previously incurred, created or assumed since the Closing Date exceed $100,000,000 in the aggregate, the Total Revolving Commitment shall be reduced on a dollar for dollar basis by the amount of such Net Cash Proceeds from Restricted Indebtedness in the aggregate in excess of $100,000,000, provided, however, that in determining the foregoing

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                there shall be excluded from Net Cash Proceeds any and all proceeds arising from Indebtedness referred to in clauses (2) and (3) of the definition of "Acquisition Cost" in Section 6.4."

                (b) Section 6.4(b)(ii) of the Credit Agreement is amended to read in its entirety as follows:

                        "(ii) investments selected by the Company in accordance
                with its Investment Authority policy as adopted by the Company on December 14, 1998 (as the same may be amended to time to time);"

                (c) Section 6.4(b)(xiii) of the Credit Agreement is amended to read in its entirety as follows:

                        "(xiii) other Investments of any kind in a Related
                Business; provided, that:

                                (x) no Default or Event of Default exists at the
                        time of making such Investment or would result from the making of such Investment; and

                                (y) the Company shall have delivered to the
                        Administrative Agent a certificate certifying that at the time of and immediately after giving effect to any such Investment, the ratio of (1) the Total Debt of the Company and its Subsidiaries on the date of such Investment (including all Indebtedness incurred in connection with or resulting from such Investment that would constitute Total Debt) to (2) the sum of, without duplication, (I) Pro Forma Acquisition EBITDA of the entity, business, property or assets acquired pursuant to such Investment, plus (II) Consolidated EBITDA, in each case for the period of four fiscal quarters most recently ended prior to the date of such Investment, shall be equal to or less than 2.25:1 on the subject date; provided, that the Company shall have no obligation to deliver a certificate certifying the information set forth in this clause (y) in respect of any Investment in a Related Business which has an Acquisition Cost of less than $10,000,000 until the first to occur of:

                                (i) the aggregate Acquisition Cost of all such Investments for which no certificate has been delivered pursuant to this clause (y) exceeds $25,000,000, or

                                (ii) the Company makes such an Investment with an Acquisition Cost equal to or greater than $10,000,000, at which time the Company shall deliver the certificate certifying the information set forth in this clause (y) on a combined basis for all such

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                                Investments in a Related Business for which no
                                certificate has previously been delivered pursuant to such clause; and

                                (z) in the case of an Investment in a Foreign
                        Entity, immediately before and after giving effect thereto:

                                (i) the dollar equivalent of the aggregate
                                Company Share of the Tangible Assets of all Foreign Entities in which the Company or any of its Subsidiaries holds Investments shall not exceed 20% of the Tangible Assets of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP as of the date of the most recent financial statements filed pursuant to Section 5.4 of the Credit Agreement; and

                                (ii) the dollar equivalent of the aggregate
                                Company Share of the Tangible Net Worth of all Foreign Entities in which the Company or any of its Subsidiaries holds Investments shall not exceed 20% of the Tangible Net Worth of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP as of the date of the most recent financial statements filed pursuant to Section 5.4 of the Credit Agreement;

                        provided, however, that this clause (z) shall not permit Investments of the type referred to in Section 6.4(a)(iv) in a Foreign Entity in which neither the Company nor any of its Subsidiaries holds an Investment consisting of capital stock or other equity interests.

                For purposes of this Agreement, the terms set forth below shall have the following meanings:

                        "Acquisition Cost" shall mean, with respect to any
                Investment, the sum of, without duplication, (1) the amount of any money paid to acquire such Investment, plus (2) the principal amount of any Indebtedness issued by the Company or any Subsidiary to acquire such Investment, plus (3) the principal amount of any Indebtedness assumed in connection with the acquisition of such Investment (including, in the case of the acquisition of capital stock or other equity securities of any person that, after giving effect to such acquisition, becomes a Subsidiary, the principal amount of the Indebtedness of such person outstanding on the date it becomes a Subsidiary, after giving effect to any prepayment or repayment of Indebtedness made contemporaneously with such acquisition), plus
                (4) in the case of any Investment of the type referred to in
                Section 6.4(a)(iii), the fair market value, as determined by the board of directors of the Company, of any property contributed in kind to any person other than any Subsidiary Guarantor which is a Domestic Subsidiary.

                        "Company Share" shall mean, with respect to any Person
                in which the

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                Company or any Subsidiary holds an Investment consisting of capital stock or other equity interests, a percentage equal to the Company's or such Subsidiary's aggregate interest in the capital or profits of such Person (whichever is less).

                        "Foreign Entity" shall mean any Foreign Subsidiary or
                any other Person not incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

                        "Intangible Assets" shall mean assets that are
                considered to be intangible assets under GAAP.

                        "Tangible Assets" shall mean, with respect to any
                Person, the assets of such Person determined in accordance with GAAP, exclusive of Intangible Assets of such Person.

                        "Tangible Net Worth" shall mean, with respect to any
                Person, the Net Worth of such Person, less the value of the Intangible Assets of such Person determined in accordance with GAAP."

                (d) Section 6.5(a)(i) of the Credit Agreement is amended to read in its entirety as follows:

                        "(i) if at the time thereof and immediately after giving
                effect thereto no Default or Event of Default shall have occurred and be continuing (A) any wholly-owned Subsidiary may merge into the Company in a transaction in which the Company is the surviving corporation, (B) any wholly-owned Subsidiary may merge into or consolidate with any other wholly-owned Subsidiary that is a Subsidiary Guarantor and is a Domestic Subsidiary in a transaction in which the surviving entity is a wholly-owned Subsidiary that is a Subsidiary Guarantor and is a Domestic Subsidiary and no person other than the Company or a wholly-owned Subsidiary that is a Subsidiary Guarantor and is a Domestic Subsidiary receives any consideration, (C) the Company or any Subsidiary may merge or consolidate with any other person in connection with any Investment permitted by Section 6.4(a)(i), provided that, to the extent the Company is a party to such a merger or consolidation with a Foreign Entity, the Company shall be the surviving corporation, (D) any wholly-owned Foreign Entity may merge into or consolidate with any other wholly-owned Foreign Entity, (E) any wholly-owned Foreign Entity may merge into or consolidate with the Company or any wholly-owned Subsidiary that is a Subsidiary Guarantor and is a Domestic Subsidiary in a transaction in which the surviving entity is the Company or a wholly-owned Subsidiary that is a Subsidiary Guarantor and is a Domestic Subsidiary and (F) any Foreign Entity may merge into or consolidate with any wholly-owned Foreign Entity in a transaction in which the surviving entity is a wholly-owned Foreign Entity in a transaction permitted by Section 6.4; and"



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                (e) The parenthetical beginning on the third line of Section
6.5(a)(ii)(C) of the Credit Agreement is amended to read as follows:

                "(within 60 days after the occurrence of such sale or disposition of property)"

                3. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders as follows:

                (a) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

                (b) The execution, delivery and performance by the Borrowers of this Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person in order to be effective and enforceable. The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrowers parties thereto, enforceable against them in accordance with its terms.

                (c) All representations and warranties of the Borrowers contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof and as though applied to the Credit Agreement as herein amended, except to the extent such representations and warranties expressly relate to an earlier date.

                (d) The Borrowers are entering into this Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Agents, the Lenders or any other Person.

                4. EFFECTIVENESS DATE. This Amendment shall become effective as of the date (the "Closing Date") as of which the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, counterparts (or if elected by the Administrative Agent, an executed facsimile copy) of (i) this Amendment executed by the Required Lenders, the Borrowers and the Agents and (ii) the Guarantor Acknowledgment and Consent annexed to this Amendment, executed by each of the Guarantors.

                5. RESERVATION OF RIGHTS. The Borrowers acknowledge and agree that the execution and delivery by the Agents and the Lenders of this Amendment, shall not be deemed (i) to create a course of dealing or otherwise obligate the Agents or the Lenders to forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of the Agents or the Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

                6. MISCELLANEOUS.


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                (a) Except as herein amended, all terms, covenants and
provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York.

                (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or a Borrower shall bind such Lender or such Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                (e) This Amendment, together with the Credit Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of
Section 9.8 of the Credit Agreement.

                (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or of the Credit Agreement, the Pledge Agreement and the Security Agreement.

                (g) The Borrowers covenant to pay to or reimburse the Administrative Agent, upon demand, for all reasonable costs and expenses (including costs of its outside legal counsel and allocated costs of in-house counsel) actually incurred by the Administrative Agent in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                (h) The Borrowers (and each Guarantor by execution of the Acknowledgment) confirm that the Security Documents secure the Obligations under the Credit Agreement as amended by this Amendment. Each Guarantor by execution of the Acknowledgment confirms

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that the benefit of such Guarantor's Company Guarantee Agreement or Subsidiary
Guarantee Agreement, as applicable, applies to all Obligations under the Credit Agreement as amended by this Amendment.


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                IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment as of the date first above written.

                            CONEXANT SYSTEMS, INC.

                            By: /s/ Kerry K. Petry
                               -----------------------------------------
                               Name: Kerry K. Petry
                               Title: Vice President and Treasurer

                            CONEXANT SYSTEMS FRANCE S.A.S.

                            By: /s/ Marc Ugolini
                               -----------------------------------------
                               Name: Marc Ugolini
                               Title: Director of Finance & Administration,
                                       Europe

                            CONEXANT SYSTEMS U.K. LIMITED

                            By: /s/ Kerry K. Petry
                               -----------------------------------------
                               Name: Kerry K. Petry
                               Title: Treasurer

                            CONEXANT SYSTEMS HOLDINGS LIMITED

                            By: /s/ Kerry K. Petry
                               -----------------------------------------
                               Name: Kerry K. Petry
                               Title: Treasurer

                            CREDIT SUISSE FIRST BOSTON, as a Lender, Issuing Bank, Administrative Agent, Collateral Agent and Swingline Lender

                            By: /s/ Chris T. Horgan
                               -----------------------------------------
                                Name: Chris T. Horgan
                                Title: Vice President



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                            By: /s/ Bill O'Daly
                               -----------------------------------------
                                Name: Bill O'Daly
                                Title: Vice President

                            UNION BANK OF CALIFORNIA, N.A.
                            as a Lender

                            By: /s/ Glenn Leyrer
                               -----------------------------------------
                                Name: Glenn Leyrer
                                Title: Vice President

                            BANK POLSKA KASA OPIEKI, S.A.-PEKAO S.A. GROUP, NEW YORK BRANCH, as a Lender

                            By:
                               -----------------------------------------
                               Name:
                                    ------------------------------------
                               Title:
                                     -----------------------------------

                            BANQUE NATIONALE DE PARIS,
                            as a Lender

                            By: /s/ C. Bettles
                               -----------------------------------------
                                Name: C. Bettles
                                Title: Senior Vice President & Manager

                            By: /s/ Tjalling Terpstra
                               -----------------------------------------
                                Name: Tjalling Terpstra
                                Title: Vice President

                            COMERICA WEST INCORPORATED,
                            as a Lender

                            By: /s/ Emmanuel M. Skevofilax
                               -----------------------------------------
                                Name: Emmanuel M. Skevofilax
                                Title: Vice President

                            BANK ONE, N.A.
                            (f.k.a. The First National Bank of Chicago), as a Lender

                            By: /s/ Mark A. Isley
                               -----------------------------------------
                                Name: Mark A. Isley
                                Title: First Vice President

                            KEYBANK NATIONAL ASSOCIATION,
                            as a Lender

                            By: /s/ Mary K. Young
                               -----------------------------------------
                                Name: Mary K. Young
                                Title: Assistant Vice President

                            NATIONAL BANK OF CANADA,
                            as a Lender

                            By: /s/ David W. Shaw
                               -----------------------------------------
                                Name: David W. Shaw
                                Title: Vice President

                            By: /s/ Mark A. Tito
                               -----------------------------------------
                                Name: Mark A. Tito
                                Title: Vice President

                            TRANSAMERICA COMMERCIAL FINANCE CORPORATION, as a Lender

                            By: /s/ Christopher C. Meals
                               -----------------------------------------
                                Name: Christopher C. Meals
                                Title: Vice President - Credit




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                            CHIAO TUNG BANK,
                            as a Lender

                            By: /s/ Mike Chiu
                               -----------------------------------------
                                Name: Mike Chiu
                                Title: Senior Vice President & General Manager

                            HAMILTON BANK,
                            as a Lender


                            By: /s/ Hector F. Ramirez
                               -----------------------------------------
                                 Name: Hector F. Ramirez
                                 Title: Senior Vice President

                            By: /s/ Adolfo D. Martinez
                               -----------------------------------------
                                 Name: Adolfo D. Martinez
                                 Title: Senior Vice President

                            IBM CREDIT CORPORATION,
                            as a Lender

                            By: /s/ Sal Grasso
                               -----------------------------------------
                                 Name: Sal Grasso
                                 Title: Manager of Credit

                            UBS AG, STAMFORD BRANCH,
                            as a Lender

                            By: /s/ Robert H. Riley III
                               -----------------------------------------
                                Name: Robert H. Riley III
                                Title: Executive Director

                            By: /s/ Wilfred Saint
                               -----------------------------------------
                                 Name: Wilfred Saint
                                 Title: Associate Director
                                        Loan Portfolio Support, US


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                      GUARANTOR ACKNOWLEDGMENT AND CONSENT


                The undersigned, each a guarantor or third party pledgor with respect to the Borrowers' obligations to the Agents and the Lenders under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by the Company and the Borrower Subsidiaries of the foregoing Fourth Amendment to Credit Agreement ("Amendment"), and (ii) reaffirm and agree that the respective guaranty, pledge agreement or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Administrative Agent or the Collateral Agent and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)

                                    GUARANTORS

                                    CONEXANT SYSTEMS, INC.
                                    CONEXANT SYSTEMS WORLDWIDE, INC.
                                    BROOKTREE CORPORATION
                                    BROOKTREE WORLDWIDE SALES CORPORATION


                                    By: /s/ Kerry K. Petry
                                       -----------------------------------------
                                          Name: Kerry K. Petry
                                          Title: Treasurer



November 23, 1999